Securities and Exchange Commission

                           Washington, DC  20549

                                Form 8 - K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        June 27, 1995

             Sterling Financial Corporation
(Exact name of registrant as specified in its charter)


     Pennsylvania                         0-16276             23-2449551
(State or other jurisdiction      (Commission File Number)   (IRS Employer
    of incorporation)                                      Identification No.)

525 Greenfield Road, PO Box 10608, Lancaster, Pennsylvania    17605-0608
 (Address of principal executive offices)                     (Zip Code)


Registrant's Telephone number, including area code    (717) 295-7551


                                     N/A
(Former name or former address, if changed since last report)

ITEM 5 - OTHER EVENTS

     On June 27, 1995, Sterling Financial Corporation declared a $.25 "Special Dividend" on its common stock to shareholders of record as of July 25, 1995. The dividend is payable August 15, 1995.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    Sterling Financial Corporation

                              By:   John E. Stefan


                                   John E. Stefan, Chairman of the Board,
                                   President and Chief Executive Officer



DATE: June 27, 1995